UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K
________________

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: July 23, 2008

NORTH AMERICAN INSURANCE LEADERS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32837	20-3284412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

885 Third Avenue, 31st Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 319-9407

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

North American Insurance Leaders, Inc. (the "Company") will distribute on July 25, 2008 the funds in the trust account (the "Trust Account") established as part of its initial public offering (the "IPO") to the holders of shares of common stock sold in the IPO (the "Public Shares"). Each holder of record of Public Shares on July 21, 2008 shall receive $7.9986753 per Public Share. The Company's shares of common stock ceased trading on the American Stock Exchange after the close of business on July 21, 2008. No payments will be made in respect of the Company's outstanding warrants.

After the distribution of the funds in the Trust Account, the Company intends to file a Certification of Termination of Registration on Form 15 with the Securities and Exchange Commission for the purpose of deregistering its securities under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NORTH AMERICAN INSURANCE LEADERS, INC.
(Registrant)

By:	/s/ Paula S. Butler
Name:	Paula S. Butler
Title:	Executive Vice President

Date: July 23, 2008